4Q2020
Supplemental Information
FURNISHED AS OF FEBRUARY 10, 2021 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the impact of the COVID-19 pandemic on occupancy rates and on the operations of the Company and its tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting the Company’s properties and the operations of the Company and its tenants; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2020, under the heading "Risk Factors" and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
6	Salient Facts
7	Corporate Information
8	Balance Sheet
9	Statements of Income
10	FFO, Normalized FFO, & FAD
11	Capital Funding & Commitments
12	Debt Metrics
13	Debt Covenants
14	Acquisition & Disposition Activity
15	Re/development Activity
16	Portfolio
17	Associated Health Systems
18	Top Tenants
19	MOB Proximity to Hospital
20	Lease Maturity, Lease & Building Size
21	Historical Occupancy
22	Occupancy Reconciliation
23	Same Store Leasing Statistics
24	Same Store Performance
25	NOI Reconciliations
27	EBITDA Reconciliations
28	Components of Net Asset Value
29	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

•Normalized FFO per share totaled $0.42, an increase of 1.5% from $0.41 in the fourth quarter of 2019.
•Same store cash NOI increased 2.0% both over the fourth quarter of 2019 and for the trailing twelve months ended December 31, 2020.
•Predictive growth measures in the same store multi-tenant portfolio include:
◦Average in-place rent increases of 2.91%
◦Future annual contractual increases of 3.10% for leases commencing in the quarter
◦Weighted average cash leasing spreads of 2.8% on 351,000 square feet renewed:
▪11% (<0% spread)
▪13% (0-3%)
▪55% (3-4%)
▪21% (>4%)
◦Tenant retention of 84.2%
•Portfolio leasing activity in the fourth quarter totaled 542,000 square feet related to 139 leases:
◦422,000 square feet of renewals
◦120,000 square feet of new and expansion leases
•In November, the Company announced a joint venture agreement with Teachers Insurance and Annuity Association ("TIAA") to invest in a broad range of medical office buildings. Healthcare Realty owns a 50% interest in the joint venture, is the managing member of the partnership, and manages day-to-day operations and leasing of the properties.
•During the fourth quarter, the Company acquired sixteen medical office buildings for $336.7 million totaling 959,000 square feet including four properties in the TIAA joint venture totaling $125.9 million:
◦In Los Angeles, two buildings for $93.8 million:
▪A 136,000 square foot building on AA- rated MemorialCare Health System's Saddleback Medical Center campus where the Company purchased a property in January 2020.
▪A 49,000 square foot building located less than two miles from the Saddleback campus.
▪These buildings were purchased under the TIAA joint venture.
◦In Greensboro, five buildings for $67.2 million:
▪Four buildings totaling 177,000 square feet adjacent to AA- rated Cone Health's Moses Cone Memorial Hospital campus.
▪One building totaling 35,000 square feet on Cone Health's Alamance Regional Medical Center.
▪In August, Cone Health announced plans to merge with AA rated Sentara Healthcare.
◦In Atlanta, two buildings for $50.1 million totaling 125,000 square feet adjacent to A rated Northeast Georgia Health System's Gainesville campus.
◦In San Diego, one building for $37.4 million totaling 45,000 square feet that is leased to a diverse group of healthcare providers.
◦In Memphis, two buildings for $33.3 million:
▪A 135,000 square foot building leased to a variety of medical tenants including UT Medical Group, Methodist Healthcare and Baptist Memorial Health Care.
▪A 40,000 square foot building located on BBB+ rated Baptist Memorial's DeSoto Hospital campus, the Company's second investment on this hospital campus.
◦In Minneapolis, two buildings for $32.1 million:
▪A 92,000 square foot building located on AA- rated Allina Health's Mercy Hospital campus.
▪A 49,000 square foot building 100% leased to multiple tenants including Minnesota Gastroenterology and Summit Orthopedics.
▪These buildings were purchased under the TIAA joint venture.
◦In Nashville, one building for $14.0 million:
▪A 39,000 square foot building adjacent to AA+ rated Ascension Health's Saint Thomas Midtown Hospital.
▪The Company now owns over 400,000 square feet on this growing campus with an opportunity to develop additional square footage on this site.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 4

◦In Colorado Springs, one building for $8.9 million:
▪A 37,000 square foot building near BBB+ rated CommonSpirit Health's St. Francis Medical Center, where the Company owns an 80,000 square foot medical office building.
▪The property is located immediately adjacent to a medical office building acquired by the Company in March 2020.
•Subsequent to the end of the quarter, the Company acquired three medical office buildings for $39.7 million totaling 144,000 square feet:
◦In Dallas, two buildings for $22.5 million:
▪122,000 total square feet located on AA- rated Baylor Scott & White's Medical Center - Grapevine campus.
▪The Company owns two other properties on this campus.
◦In San Diego, one building for $17.2 million totaling 22,000 square feet 100% leased to University of California San Diego Health and adjacent to AA rated Scripps Health's Mercy Hospital San Diego.
•Since the end of the third quarter, the Company entered into forward equity contracts totaling 3.0 million shares at a weighted average price per share of $31.08.
◦Since the end of the third quarter, the Company settled 3.6 million shares through its forward equity program generating $108.7 million in net proceeds.
◦The Company currently has approximately 1.8 million shares to be settled through forward equity contracts. The Company expects gross proceeds of approximately $56.6 million, before costs of borrowing under the forward contracts.
•On October 2, the Company issued $300 million of senior notes due March 2031 with a coupon rate of 2.05%. The Company also called its $250 million, 3.75% senior notes due 2023, which were redeemed on October 19, 2020.
•As of December 31, the Company had cash of $15.3 million and $700 million available on its revolver.
•Net debt to adjusted EBITDA was 5.2 times at the end of the quarter.
•A dividend of $0.30 per share was paid on December 1, 2020 and a dividend of $0.3025 is payable on March 9, 2021 for stockholders of record on February 22, 2021.

ANNUAL HIGHLIGHTS

•Normalized FFO totaled $222.2 million or $1.65 per diluted common share, an increase of 2.9% from $1.60 per diluted common share in 2019.
•Predictive growth measures in the same store multi-tenant portfolio include:
◦Average in-place rent increases of 2.91%
◦Future annual contractual increases of 3.08% for leases commencing in the year
◦Weighted average cash leasing spreads of 4.1% on 1,487,000 square feet renewed:
▪14% (<0% spread)
▪12% (0-3%)
▪46% (3-4%)
▪28% (>4%)
◦Average tenant retention of 84.5%
•Annual portfolio leasing activity totaled 2,389,000 square feet related to 607 leases:
◦1,827,000 square feet of renewals
◦562,000 square feet of new and expansion leases
•Net investment activity totaled $323.9 million:
◦$546.9 million of acquisitions
◦$26.5 million of development and redevelopment funding
◦$249.4 million of dispositions
•Dividends paid in 2020 totaled $162.6 million, which equaled 73.2% of normalized FFO and 91.0% of FAD.

OTHER ITEMS OF NOTE

•The Company expects general and administrative expense to increase in the first quarter of 2021 over the fourth quarter of 2020 by approximately $0.8 million due to customary increases in payroll taxes, non-cash ESPP expense and healthcare savings account fundings. Approximately $0.6 million is not expected to recur in subsequent quarters.
•Below are select COVID-19 related matters that occurred in the fourth quarter:
◦Collected over 99% of fourth quarter and full year 2020 rent due
◦No new COVID deferrals granted in the fourth quarter
◦$7.1 million repaid out of $7.2 million of cumulative COVID related deferrals granted in the second and third quarters

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 5

Salient Facts [1]
AS OF DECEMBER 31, 2020

Properties

$4.6B invested in 227 properties
16.4M SF owned in 24 states
12.6M SF managed by Healthcare Realty
95.3% medical office and outpatient

Capitalization

$5.9B enterprise value as of 2/5/21
$4.3B market capitalization as of 2/5/21
139.7M shares outstanding as of 2/5/21
$0.3025 quarterly dividend per share
BBB/Baa2/BBB+ S&P/Moody's/Fitch
28.0% net debt to enterprise value at 12/31/20
5.2x net debt to adjusted EBITDA

1Property counts and square footage include properties in the Company's unconsolidated JV.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 6

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of December 31, 2020, the Company was invested in 227 real estate properties in 24 states totaling 16.4 million square feet and was valued at approximately $5.7 billion. The Company provided leasing and property management services to 12.6 million square feet nationwide.

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

ANALYST COVERAGE

BMO Capital Markets
Berenberg Capital Markets LLC
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley & Co, LLC
Raymond James & Associates
Scotiabank
SMBC Nikko Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 7

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Real estate properties
Land	$362,695	$330,840	$312,139	$319,882	$289,751
Buildings, improvements and lease intangibles	4,220,297	4,014,740	3,937,657	4,126,046	3,986,326
Personal property	11,195	10,962	10,849	10,783	10,538
Construction in progress	—	—	—	—	48,731
Land held for development	27,226	24,647	24,647	24,647	24,647
Total real estate properties	4,621,413	4,381,189	4,285,292	4,481,358	4,359,993
Less accumulated depreciation and amortization	(1,239,224)	(1,198,444)	(1,169,298)	(1,164,462)	(1,121,102)
Total real estate properties, net	3,382,189	3,182,745	3,115,994	3,316,896	3,238,891
Cash and cash equivalents	15,303	121,992	43,680	103,370	657
Restricted cash [1]	—	60,644	—	—	—
Assets held for sale, net	20,646	20,051	—	20	37
Operating lease right-of-use assets	125,198	123,807	124,398	125,040	126,177
Financing lease right-of-use assets	19,667	19,776	19,884	12,615	12,667
Net investment in sales-type leases [2]	—	—	244,381	—	—
Investments in unconsolidated joint ventures [3]	73,137	7,743	7,819	8,000	8,130
Other assets	176,120	174,693	175,797	181,708	177,296
Total assets	$3,812,260	$3,711,451	$3,731,953	$3,747,649	$3,563,855

LIABILITIES AND STOCKHOLDERS' EQUITY
	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Liabilities
Notes and bonds payable	$1,602,769	$1,554,395	$1,554,936	$1,644,454	$1,414,069
Accounts payable and accrued liabilities	81,174	79,528	65,485	64,574	78,517
Liabilities of properties held for sale	1,216	548	—	74	145
Operating lease liabilities	92,273	91,466	91,259	91,093	91,574
Financing lease liabilities	18,837	18,697	18,595	17,953	18,037
Other liabilities	67,615	66,442	72,317	70,073	61,504
Total liabilities	1,863,884	1,811,076	1,802,592	1,888,221	1,663,846
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,395	1,361	1,360	1,349	1,347
Additional paid-in capital	3,635,341	3,532,130	3,529,559	3,494,123	3,485,003
Accumulated other comprehensive loss	(17,832)	(19,267)	(20,294)	(19,777)	(6,175)
Cumulative net income attributable to common stockholders	1,199,499	1,215,362	1,207,132	1,131,619	1,127,304
Cumulative dividends	(2,870,027)	(2,829,211)	(2,788,396)	(2,747,886)	(2,707,470)
Total stockholders' equity	1,948,376	1,900,375	1,929,361	1,859,428	1,900,009
Total liabilities and stockholders' equity	$3,812,260	$3,711,451	$3,731,953	$3,747,649	$3,563,855

1Restricted cash in 3Q 2020 included cash held in escrow from the sale of a property in Oklahoma. These proceeds were disbursed as the Company acquired real estate investments in like-kind exchanges under Section 1031 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
2In the second quarter of 2020, the Company entered into agreements to sell two single-tenant net leased properties ("Mercy disposition"), resulting in a lease modification and classification change from operating to sales-type. The properties were sold on July 30, 2020.
3Prior periods include a reclassification from Other assets to Investments in unconsolidated joint ventures for a joint venture in two parking garages.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 8

Statements of Income
DOLLARS IN THOUSANDS

	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Revenues
Rental income	$123,877	$123,384	$122,358	$122,644	$119,438	$117,740	$114,351	$110,696
Other operating	2,003	1,868	1,332	2,163	2,086	2,059	1,966	1,961
	125,880	125,252	123,690	124,807	121,524	119,799	116,317	112,657
Expenses
Property operating	50,210	50,171	46,580	49,552	46,214	46,777	44,286	42,725
General and administrative	7,206	7,299	7,434	8,766	7,669	10,802	7,845	8,510
Acquisition and pursuit costs [1]	939	440	431	750	515	501	422	305
Depreciation and amortization	48,104	47,143	47,691	47,497	46,134	45,137	43,926	42,662
	106,459	105,053	102,136	106,565	100,532	103,217	96,479	94,202
Other income (expense)
Gain (loss) on sales of real estate properties	(34)	2,177	68,267	(49)	20,036	200	4,849	15
Interest expense	(13,618)	(14,154)	(14,442)	(13,960)	(13,816)	(14,181)	(13,850)	(13,588)
Loss on extinguishment of debt	(21,503)	—	—	—	—	—	—	—
Impairment of real estate assets	—	—	—	—	(7)	—	(5,610)	—
Equity income (loss) from unconsolidated joint ventures	(269)	(66)	(116)	(11)	(2)	(13)	7	(10)
Interest and other income (expense), net	140	74	250	93	7	13	(750)	19
	(35,284)	(11,969)	53,959	(13,927)	6,218	(13,981)	(15,354)	(13,564)
Net income (loss)	($15,863)	$8,230	$75,513	$4,315	$27,210	$2,601	$4,484	$4,891

1Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 9

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Net income (loss)	$(15,863)	$8,230	$75,513	$4,315	$27,210	$2,601	$4,484	$4,891
(Gain) loss on sales of real estate assets	34	(2,177)	(68,267)	49	(20,036)	(200)	(4,849)	(15)
Impairments of real estate assets	—	—	—	—	7	—	5,610	—
Real estate depreciation and amortization	49,251	48,215	48,577	48,531	46,962	45,846	44,602	43,303
Unconsolidated JV depreciation and amortization	323	80	80	80	80	80	80	80
FFO	$33,745	$54,348	$55,903	$52,975	$54,223	$48,327	$49,927	$48,259
Acquisition and pursuit costs [3]	939	440	431	750	515	501	422	305
Lease intangible amortization	(4)	(35)	(16)	745	4	5	54	84
Accelerated stock awards [4]	—	—	—	—	—	2,854	—	—
Debt financing costs	21,920	—	—	—	—	—	760	—
Unconsolidated JV normalizing items [5]	16	—	—	—	—	—	—	—
Normalized FFO	$56,616	$54,753	$56,318	$54,470	$54,742	$51,687	$51,163	$48,648
Non-real estate depreciation and amortization	724	785	822	823	838	838	829	763
Non-cash interest expense amortization [6]	976	934	1,035	746	731	727	707	702
Provision for bad debt, net	(511)	(144)	945	(83)	124	(32)	150	(75)
Straight-line rent income, net	(645)	(543)	(390)	(668)	(789)	(387)	(9)	(278)
Stock-based compensation	2,472	2,445	2,405	2,599	2,133	2,375	2,372	2,639
Unconsolidated JV non-cash items [7]	4	8	8	8	8	8	8	8
Normalized FFO adjusted for non-cash items	59,636	58,238	61,143	57,895	57,787	55,216	55,220	52,407
2nd generation TI	(8,841)	(5,323)	(6,005)	(6,040)	(12,126)	(6,114)	(6,124)	(4,326)
Leasing commissions paid	(3,288)	(1,999)	(2,258)	(2,824)	(4,970)	(2,697)	(2,315)	(1,347)
Capital expenditures	(8,931)	(4,580)	(4,777)	(3,470)	(5,159)	(3,543)	(4,993)	(3,462)
Maintenance cap ex	(21,060)	(11,902)	(13,040)	(12,334)	(22,255)	(12,354)	(13,432)	(9,135)
FAD	$38,576	$46,336	$48,103	$45,561	$35,532	$42,862	$41,788	$43,272
Dividends paid	$40,816	$40,815	$40,510	$40,416	$40,121	$38,852	$38,771	$37,614
TTM dividend payout (dividends paid/FAD)	91.0%	92.2%	92.9%	95.4%	95.0%	92.4%	94.7%	97.6%
FFO per common share - diluted	$0.25	$0.40	$0.42	$0.40	$0.41	$0.37	$0.39	$0.39
Normalized FFO per common share - diluted	$0.42	$0.41	$0.42	$0.41	$0.41	$0.40	$0.40	$0.39
FFO weighted average common shares outstanding - diluted [8]	135,701	135,159	134,464	133,980	133,125	129,015	128,279	124,928

1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.
4The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses recorded in the third quarter of 2019 associated with the acceleration of his outstanding non-vested share-based awards.
5Includes the Company's proportionate share of acquisition and pursuit costs related to unconsolidated joint ventures.
6Includes the amortization of deferred financing costs, discounts and premiums.
7Includes the Company's proportionate share of straight-line rent, net related to unconsolidated joint ventures.
8The Company utilizes the treasury stock method which includes the dilutive effect of nonvested share-based awards outstanding of 911,261 for the three months ended December 31, 2020.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 10

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Acquisitions [1]	$273,757	$108,127	$—	$102,030	$107,408
Re/development	9,204	4,709	5,664	6,916	7,028
1st gen. TI & acquisition capex [2]	6,327	6,471	4,991	2,731	8,184

MAINTENANCE CAPITAL EXPENDITURES
	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
$ Spent
2nd generation TI	$8,841	$5,323	$6,005	$6,040	$12,126
Leasing commissions paid	3,288	1,999	2,258	2,824	4,970
Capital expenditures	8,931	4,580	4,777	3,470	5,159
	$21,060	$11,902	$13,040	$12,334	$22,255
% of Cash NOI
2nd generation TI	11.8%	7.1%	7.8%	8.0%	16.2%
Leasing commissions paid	4.4%	2.7%	2.9%	3.8%	6.6%
Capital expenditures	11.9%	6.1%	6.2%	4.6%	6.9%
	28.1%	15.9%	17.0%	16.4%	29.7%

LEASING COMMITMENTS
	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019
Renewals
Square feet	421,652	669,687	393,496	342,614	381,561
2nd generation TI/square foot/lease year	$1.48	$1.49	$1.78	$1.65	$3.15
Leasing commissions/square foot/lease year	$0.85	$1.13	$0.86	$0.80	$0.91
Renewal commitments as a % of annual net rent	9.0%	11.2%	13.0%	11.1%	17.3%
WALT (in months) [3]	53.3	48.8	45.1	46.3	56.6

New leases
Square feet	82,538	111,310	108,485	97,305	117,274
2nd generation TI/square foot/lease year	$6.28	$5.38	$6.40	$4.07	$5.06
Leasing commissions/square foot/lease year	$1.48	$1.01	$1.30	$1.06	$1.60
New lease commitments as a % of annual net rent	35.9%	28.3%	42.3%	23.5%	32.9%
WALT (in months) [3]	77.3	89.0	74.8	75.3	69.0

All
Square feet	504,190	780,997	501,981	439,919	498,835
Leasing commitments as a % of annual net rent	13.9%	15.0%	21.3%	14.9%	21.0%
WALT (in months) [3]	57.3	54.6	51.5	52.7	59.5

1Acquisitions include properties acquired through joint ventures at the Company's ownership percentage. Acquisitions exclude the first quarter and third quarter of 2020 purchases of land previously ground leased totaling $1.6 million and $1.0 million and also excludes the fourth quarter of 2020 purchase of land held for development totaling $2.6 million.
2Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.
3WALT = weighted average lease term.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 11

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF DECEMBER 31, 2020
	PRINCIPAL BALANCE	BALANCE [1]	INTEREST EXPENSE	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due April 2023 [2]	$—	$—	$453	—	3.75%	3.95%
Senior notes due May 2025 [3]	250,000	248,776	2,469	52	3.88%	4.08%
Senior notes due January 2028	300,000	296,123	2,777	84	3.63%	3.84%
Senior notes due March 2030 [4]	300,000	296,468	1,929	111	2.40%	2.71%
Senior notes due March 2031	300,000	294,924	1,572	123	2.05%	2.24%
Total senior notes outstanding	$1,150,000	$1,136,291	$9,200	94	2.95%	3.18%
$700 million unsecured credit facility due May 2023	—	—	—	29	LIBOR + 0.90%	1.04%
$200 million unsecured term loan facility due May 2024 [5]	200,000	199,236	1,013	41	LIBOR + 1.00%	1.99%
$150 million unsecured term loan facility due June 2026 [6]	150,000	149,479	1,203	65	LIBOR + 1.60%	3.14%
Mortgage notes payable, net	117,221	117,763	1,125	44	4.20%	4.07%
Total outstanding notes and bonds payable	$1,617,221	$1,602,769	$12,541	81	2.94%	3.09%
Interest cost capitalization			(229)
Unsecured credit facility fee and deferred financing costs			1,059
Financing lease right-of-use assets			247
Total quarterly consolidated interest expense			$13,618

DEBT MATURITIES SCHEDULE AS OF DECEMBER 31, 2020
	PRINCIPAL PAYMENTS				WEIGHTED AVERAGE RATE
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL
2021			$3,913	$3,913	—%	—%	4.51%	4.51%
2022			13,434	13,434	—%	—%	3.81%	3.81%
2023 [2]			30,701	30,701	—%	—%	4.21%	4.21%
2024	$200,000		26,449	226,449	1.99%	—%	4.48%	2.28%
2025		$250,000	17,415	267,415	—%	3.88%	4.35%	3.91%
2026	150,000		24,879	174,879	3.14%	—%	3.93%	3.26%
2027			430	430	—%	—%	6.17%	6.17%
2028		300,000		300,000	—%	3.63%	—%	3.63%
2029				—	—%	—%	—%	—%
Thereafter		600,000		600,000	—%	2.23%	—%	2.23%
Total	$350,000	$1,150,000	$117,221	$1,617,221	2.48%	2.95%	4.20%	2.94%
Weighted average rate	2.48%	2.95%	4.20%	2.94%

1Balances are reflected net of discounts and deferred financing costs and include premiums.
2On October 19, 2020, the Company redeemed the Senior notes due April 2023, including a make-whole payment of $20.4 million.
3The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.
4The effective interest rate includes the impact of the $4.3 million settlement of forward interest rate hedges that are included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.
5The effective interest rate includes the impact of interest rate swaps on $75.0 million at a weighted average rate of 2.37% (plus the applicable margin rate, currently 100 basis points).
6The effective interest rate includes the impact of interest rate swaps on $100.0 million at a weighted average rate of 2.23% (plus the applicable margin rate, currently 160 basis points).

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 12

Debt Covenants
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS TTM ENDED DECEMBER 31, 2020 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan [2]
Leverage ratio	Total debt/total capital	Not greater than 60%	33.9%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	2.4%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	34.9%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.5x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	5.0x
Construction and development	CIP/total assets	Not greater than 15%	0.0%
Unconsolidated joint ventures	Unconsolidated joint ventures/total assets	Not greater than 15%	2.0%
Asset investments	Unimproved land, stock & mortgages/total assets	Not greater than 20%	0.7%

Senior Notes due 2030 and 2031 [3]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	33.8%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	2.4%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	298.7%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.1x

Other Senior Notes [4]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	35.1%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	2.5%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	286.9%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.0x

Other
Net debt to adjusted EBITDA [5]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.2x
Net debt to enterprise value [6]	Net Debt/enterprise value	Not required	28.0%

1Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. All financial measures include the Company's proportionate share of unconsolidated joint ventures.
2As part of the Company's amendment to the credit facility and term loan agreements during the second quarter of 2019, the financial covenants were updated to exclude the impact of the Topic 842, Lease Accounting from the covenant calculations.
3The financial covenants for the Senior Note due 2030 exclude the impact of Topic 842, Lease Accounting from the financial covenant calculations.
4The senior note covenants calculations apply to the Senior Notes due 2025 and 2028. The Senior Notes due 2023 have similar covenants but contain a less restrictive definition of total assets.
5Adjusted EBITDA is based on the current quarter results, annualized. See page 26 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.
6Based on the closing price of $29.60 on December 31, 2020 and 139,487,375 shares outstanding. Debt does not include lease liabilities.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 13

Acquisition & Disposition Activity
DOLLARS IN THOUSANDS

MOB ACQUISITION ACTIVITY
MARKET	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM/TENANCY	CLOSING	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP	CAP RATE [2]
Los Angeles, CA	0.14	MemorialCare Health	1/3/2020	86,986	79%	$42,000	100%	5.3%
Atlanta, GA	0.10	Wellstar Health System	2/13/2020	64,624	94%	11,965	100%	5.6%
Raleigh, NC	0.04	WakeMed Health	2/25/2020	15,964	100%	6,325	100%	6.7%
Colorado Springs, CO	1.60	CommonSpirit Health	3/9/2020	34,210	100%	8,240	100%	6.5%
Denver, CO [3]	0.24	UCHealth	3/13/2020	136,994	94%	33,500	100%	6.1%
San Diego, CA	0.04	Palomar Health	7/1/2020	46,083	92%	16,650	100%	5.9%
Los Angeles, CA	0.11	Cedars-Sinai-Huntington	7/17/2020	49,785	100%	35,000	100%	5.4%
Seattle, WA [4]	0.06	MultiCare Health System	7/23/2020	21,309	100%	11,025	100%	5.6%
Atlanta, GA	0.13	Wellstar Health System	7/31/2020	48,145	100%	20,452	100%	6.2%
Houston, TX	0.03	Memorial Hermann	9/24/2020	40,235	89%	11,000	100%	5.6%
Los Angeles, CA	0.03	Providence St. Joseph	9/28/2020	24,252	95%	14,000	100%	5.6%
Colorado Springs, CO	1.60	CommonSpirit Health	10/7/2020	36,720	93%	8,925	100%	6.5%
Greensboro, NC 3	0.02	Cone Health-Sentara	11/9/2020	149,400	92%	45,105	100%	5.5%
Memphis, TN	0.90	UT Health/Methodist/BMG	11/9/2020	135,270	82%	26,305	100%	5.7%
Minneapolis, MN	0.00	Allina Health	11/12/2020	92,139	80%	16,615	50%	5.1%
Memphis, TN	0.00	Baptist Memorial (BMG)	11/18/2020	40,192	93%	7,005	100%	6.5%
Nashville, TN	0.10	Ascension Health	12/1/2020	38,736	95%	14,000	100%	5.2%
Minneapolis, MN	2.50	Summit Orthopedics	12/7/2020	48,594	100%	15,510	50%	6.8%
Los Angeles, CA	0.00	MemorialCare Health	12/8/2020	135,904	87%	80,628	50%	4.9%
Greensboro, NC	0.25	Cone Health-Sentara	12/17/2020	27,599	100%	10,500	100%	5.4%
San Diego, CA	4.40	None	12/22/2020	45,157	91%	37,350	100%	5.2%
Atlanta, GA [5]	0.22	NGHS/Northside	12/29/2020	125,404	100%	50,053	100%	5.2%
Los Angeles, CA	1.60	MemorialCare Health	12/29/2020	48,759	89%	13,125	50%	6.0%
Greensboro, NC	0.00	Cone Health-Sentara	12/30/2020	35,373	100%	11,575	100%	6.0%
2020 Total [6]				1,527,834	92%	$546,853		5.5%
Subsequent activity
San Diego, CA 4	0.02	UCSD/Scripps Health	1/7/2021	22,461	100%	$17,150	100%	5.4%
Dallas, TX [5]	0.00	Baylor Scott & White Health	2/1/2021	121,709	66%	22,515	100%	5.1%

DISPOSITION ACTIVITY
LOCATION	TYPE [7]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SALES PRICE	SQUARE FEET	LEASED %	CAP RATE [8]
Springfield, MO [4]	SF	NA	Mercy (St. Louis)	7/30/2020	$137,987	186,000	100%	7.5%
Oklahoma City, OK [4]	MOB	1.10	Mercy (St. Louis)	7/30/2020	106,469	200,000	100%	7.5%
Miami, FL	MOB	0.00	HCA	9/30/2020	4,987	26,000	78%	3.9%
2020 Total					$249,443	412,000	99%	7.4%

1Includes joint venture acquisitions at full acquisition price.
2For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price. Does not include fees earned related to the unconsolidated joint venture.
3Includes three properties.
4Represents a single-tenant property.
5Includes two properties.
6Total excludes the first quarter and third quarter of 2020 purchases of land previously ground leased totaling $1.6 million and $1.0 million, respectively and excludes the fourth quarter of 2020 purchase of land held for development totaling $2.5 million.
7MOB = Medical office building; SF = Surgical facility
8For dispositions, cap rate represents the in-place cash NOI divided by sales price.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 14

Re/Development Activity
DOLLARS IN THOUSANDS

UNDER RE/DEVELOPMENT
MARKET	TYPE	MILES TO CAMPUS	SQUARE FEET	BUDGET	FUNDINGS THRU 12/31/20	REMAINING FUNDINGS	LEASED %	EXPECTED QTR NOI AT LEASED %	EXPECTED STABILIZED YIELD	ASSOCIATED HEALTH SYSTEM
Memphis, TN [1]	Redev	0.26	110,883	$30,200	$21,650	$8,550	97%	$560	7.6%	Baptist Memorial
Dallas, TX [2]	Redev	0.0	217,114	16,900	423	16,477	58%	464	6.5%	Baylor Scott & White
Total			327,997	$47,100	$22,073	$25,027	71%	$1,024	7.2%

	EXPECTED NOI AND OCCUPANCY RAMP UP TO LEASED %[3]
	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Cash NOI
Memphis, TN	—	$226	$381	$519	$560	$566
Dallas, TX	489	514	481	467	464	467
Total	$489	$740	$862	$986	$1,024	$1,033
Average occupancy
Memphis, TN	44%	60%	76%	87%	97%	97%
Dallas, TX	86%	86%	86%	72%	58%	58%
Total	72%	77%	83%	77%	71%	71%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS [4]	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS	NET INVESTMENTS
2016	$241,939	$45,343	$287,282	$94,683	$192,599
2017	327,167	32,305	359,472	122,700	236,772
2018	111,450	35,567	147,017	98,691	48,326
2019	381,314	28,584	409,898	54,860	355,038
2020	546,853	26,493	573,346	249,443	323,903
Average (2016-2020)	$321,745	$33,658	$355,403	$124,075	$231,328
% of Total	90.5%	9.5%	100.0%

1The project includes the acquisition of a 110,883 square foot medical office building for $8.7 million and redevelopment costs related to the property.
2The 110,860 square foot fitness center lease will be reduced to 51,740 square foot when Cowboys Fit is expected to take occupancy in Q3 2021.
3Does not reflect the impact of capitalized interest that will be reduced at lease commencement.
4Includes joint venture acquisitions on the full acquisition price and was not adjusted for the Company's ownership percentage.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 15

Portfolio [1,2]
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 95.3%		NON-MOB 4.7%
MARKET	MSA RANK	INVESTMENT [1]	COUNT	CONSOLIDATED	JOINT VENTURE	INPATIENT/SURGICAL	OFFICE	TOTAL	% OF TOTAL
Dallas, TX	4	$495,460	21	1,883,038		156,245	145,365	2,184,648	13.3%
Seattle, WA	15	659,367	27	1,545,539				1,545,539	9.4%
Los Angeles, CA	2	393,524	19	870,820	184,663	63,000		1,118,483	6.8%
Nashville, TN	36	224,682	7	805,259			108,691	913,950	5.6%
Charlotte, NC	22	182,812	16	860,735				860,735	5.2%
Denver, CO	19	190,875	12	694,362			93,869	788,231	4.8%
Atlanta, GA	9	310,035	13	781,922				781,922	4.8%
Memphis, TN	43	134,812	9	691,338				691,338	4.2%
Houston, TX	5	162,459	10	603,995			57,170	661,165	4.0%
Richmond, VA	44	151,391	7	548,801				548,801	3.4%
Des Moines, IA	82	138,862	7	379,955			152,655	532,610	3.2%
Indianapolis, IN	33	120,487	4	526,194				526,194	3.2%
Washington, DC	6	152,773	6	507,336				507,336	3.1%
San Antonio, TX	24	96,702	6	473,673				473,673	2.9%
Austin, TX	29	108,795	5	374,886				374,886	2.3%
Chicago, IL	3	93,972	3	352,800				352,800	2.2%
Minneapolis, MN	16	78,116	6	207,508	140,733			348,241	2.1%
Colorado Springs, CO	78	74,500	5	312,154				312,154	1.9%
Honolulu, HI	56	145,176	3	298,427				298,427	1.8%
San Francisco, CA	12	121,515	3	286,270				286,270	1.7%
Other (17 markets)		600,252	38	2,325,272				2,325,272	14.1%
Total		$4,636,567	227	15,330,284	325,396	219,245	557,750	16,432,675	100.0%
Number of properties				216	4	2	5	227
% of square feet				93.3%	2.0%	1.3%	3.4%	100.0%
% multi-tenant				96.0%	100.0%	—%	100.0%	94.9%
Investment [1]				$4,312,866	$69,534	$111,148	$143,019	$4,636,567
Quarterly cash NOI [1]				$70,519	$135	$3,177	$1,249	$75,080
% of cash NOI				93.9%	0.2%	4.2%	1.7%	100.0%

BY BUILDING TYPE
	CONSOLIDATED
	MULTI-TENANT	SINGLE-TENANT	JOINT VENTURE	TOTAL
Number of properties	210	13	4	227
Square feet	15,275,040	832,239	325,396	16,432,675
% of square feet	92.9%	5.1%	2.0%	100.0%
Investment [1]	$4,297,985	$269,048	$69,534	$4,636,567
Quarterly cash NOI [1]	$68,552	$6,393	$135	$75,080
% of cash NOI	91.3%	8.5%	0.2%	100.0%

1Investment reflects gross value. Quarterly cash NOI reflects the Company's ownership percentage.
2Excludes assets held for sale, land held for development, construction in progress, Memphis Redevelopment and corporate property.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 16

Associated Health Systems [1]

MOB PORTFOLIO (BY SQUARE FEET)
	SYSTEM RANK [3]	CREDIT RATING				OFF CAMPUS		% OF TOTAL MOB
HEALTH SYSTEM			ON	ADJACENT [4]	ANCHORED [5]		TOTAL MOB
Baylor Scott & White Health	20	AA-/Aa3	1,644,096	280,941	163,188	—	2,088,225	13.3%
CommonSpirit Health	5	BBB+/Baa1	807,182	311,310	95,486	205,840	1,419,818	9.1%
Ascension Health	3	AA+/Aa2	1,080,681	194,617	—	—	1,275,298	8.1%
Atrium Health	25	AA-/Aa3	393,815	98,066	313,513	—	805,394	5.1%
Tenet Healthcare	6	B/B2	570,264	67,790	—	135,270	773,324	5.0%
UW Medicine (Seattle)	92	AA+/Aaa	345,567	102,540	44,166	125,543	617,816	4.0%
Wellstar Health System	75	A/A2	476,054	112,769	—	—	588,823	3.8%
Bon Secours Mercy Health	21	A+/A1	548,801	—	—	—	548,801	3.5%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.4%
Baptist Memorial Health Care	90	BBB+/--	464,498	—	39,345	—	503,843	3.2%
UCHealth	46	AA/Aa3	150,291	298,093	33,850	—	482,234	3.1%
HCA	1	BB+/Ba2	151,340	167,017	78,305	—	396,662	2.5%
Providence St. Joseph Health	4	AA-/Aa3	176,854	153,433	—	31,601	361,888	2.3%
Trinity Health	7	AA-/Aa3	267,952	73,331	—	—	341,283	2.2%
Hawaii Pacific Health	182	--/A1	173,502	—	—	124,925	298,427	1.9%
Memorial Care Health System	134	AA-/--	135,904	86,986	—	48,759	271,649	1.7%
Inova Health System	70	AA+/Aa2	262,121	—	—	—	262,121	1.7%
Memorial Hermann	39	A+/A1	—	246,325	—	—	246,325	1.6%
Medstar Health	45	A/A2	241,739	—	—	—	241,739	1.5%
MultiCare Health System	82	AA-/Aa3	154,452	84,348	—	—	238,800	1.5%
Advocate Aurora Health Care	14	AA/Aa3	142,955	95,436	—	—	238,391	1.5%
Other (27 credit rated systems)			1,225,884	1,313,740	146,689	179,963	2,866,276	18.3%
Subtotal - credit rated [6]			9,837,580	3,789,308	914,542	851,901	15,393,331	98.3%
Non-credit rated			102,555	—	—	159,794	262,349	1.7%
Total			9,940,135	3,789,308	914,542	1,011,695	15,655,680	100.0%
% of total			63.5%	24.2%	5.8%	6.5%

1Includes joint venture at total square feet. Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.
2Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.
3Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
4The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
5Includes buildings where health systems lease 40% or more of the property.
6Based on square footage, 90.1% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 17

Top Tenants [1]

			# OF ASSOCIATED PROPERTIES		LEASED SQUARE FEET
TENANT	SYSTEM RANK [2]	CREDIT RATING		# OF LEASES	MOB	INPATIENT/SURGICAL	TOTAL	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	20	AA-/Aa3	21	141	900,936	156,245	1,057,181	7.4%	8.1%
Atrium Health	25	AA-/Aa3	17	74	658,745	—	658,745	4.6%	4.0%
CommonSpirit Health	5	BBB+/Baa1	17	74	568,337	—	568,337	4.0%	3.9%
Indiana University Health	26	AA/Aa2	4	61	437,462	—	437,462	3.1%	2.8%
Ascension Health	3	AA+/Aa2	11	65	383,222	—	383,222	2.7%	2.6%
WellStar Health System	75	A/A2	9	50	347,821	—	347,821	2.4%	2.2%
UW Medicine (Seattle)	92	AA+/Aaa	9	27	230,152	—	230,152	1.6%	2.1%
Bon Secours Mercy Health	21	A+/A1	7	60	278,215	—	278,215	2.0%	1.8%
UCHealth	46	AA/Aa3	8	14	221,718	—	221,718	1.6%	1.7%
Proliance Surgeons	-	-	7	18	146,539	—	146,539	1.0%	1.6%
Baptist Memorial Health Care	90	BBB+/--	8	39	257,180	—	257,180	1.8%	1.5%
Tenet Healthcare	6	B/B2	10	29	116,636	63,000	179,636	1.3%	1.4%
Medstar Health	45	A/A2	3	54	153,353	—	153,353	1.1%	1.3%
Trinity Health	7	AA-/Aa3	3	31	165,250	—	165,250	1.2%	1.1%
Providence St. Joseph Health	4	AA-/Aa3	7	22	100,739	—	100,739	0.7%	1.0%
Eating Recovery Center	-	B-/Caa1	4	6	100,946	—	100,946	0.7%	0.9%
Hawaii Pacific Health	182	--/A1	3	35	91,426	—	91,426	0.6%	0.9%
MultiCare Health System	82	AA-/Aa3	5	18	150,201	—	150,201	1.1%	0.9%
USPI [3]	-	-	5	10	109,113	—	109,113	0.8%	0.8%
DaVita	-	BB/Ba2	14	16	126,832	—	126,832	0.9%	0.8%
Inova Health	70	AA+/Aa2	3	10	90,533	—	90,533	0.6%	0.8%
Labcorp of America	-	BBB/Baa2	23	26	179,921	—	179,921	1.3%	0.8%
Kaiser Permanente	2	AA-/--	3	10	101,830	—	101,830	0.7%	0.8%
Memorial Hermann	39	A+/A1	2	2	99,874	—	99,874	0.7%	0.7%
Overlake Health System	294	A/A2	2	8	73,676	—	73,676	0.5%	0.7%
HCA	1	BB+/Ba2	5	14	84,358	—	84,358	0.6%	0.7%
Allina Health	57	AA-/Aa3	3	14	94,599	—	94,599	0.7%	0.5%
Advocate Health Care	14	AA/Aa3	2	10	58,166	—	58,166	0.4%	0.5%
Cedars-Sinai Health	51	--/Aa3	1	14	47,661	—	47,661	0.3%	0.5%
Univ. of MD Medical Center	61	A/A2	2	10	75,495	—	74,495	0.5%	0.5%
Top 30 tenants				962	6,450,936	219,245	6,670,181	46.9%	47.9%

Total investment-grade tenants [4]				940	6,415,088	156,245	6,571,333	46.2%	45.1%

1Includes joint venture properties and excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.
2Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
3As of December 31, 2020, USPI is approximately 95% owned by Tenet Health.
4Includes affiliates of investment grade tenants.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 18

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	CONSOLIDATED
	MULTI-TENANT	SINGLE-TENANT	JOINT VENTURE	TOTAL
On campus	63.7%	54.7%	70.1%	63.5%
Adjacent to campus [3]	24.1%	42.1%	—%	24.2%
Total on/adjacent	87.8%	96.8%	70.1%	87.7%
Off campus - anchored by health system [4]	6.0%	3.2%	—%	5.8%
Off campus	6.2%	—%	29.9%	6.5%
	100.0%	100.0%	100.0%	100.0%
% of total	94.1%	3.8%	2.1%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	# OF PROPERTIES	SQUARE FEET	% OF TOTAL
	0.00	122	9,940,135	63.5%	63.5%	On campus	88	7,716,672	89.4%
0.00	250 yards	42	2,325,244	14.9%	78.4%	Adjacent [3]	2	128,717	1.5%
250 yards	0.25 miles	27	1,464,064	9.3%	87.7%		4	120,036	1.4%
0.25 miles	0.50	4	286,818	1.8%	89.5%	Off campus	1	124,925	1.4%
0.50	1.00	3	416,143	2.7%	92.2%		—	—	—%
1.00	2.00	7	439,130	2.8%	95.0%		4	319,446	3.7%
2.00	5.00	9	446,067	2.8%	97.8%		1	13,818	0.2%
5.00	10.00	3	205,631	1.3%	99.1%		3	205,631	2.4%
10.00		3	132,443	0.9%	100.0%		—	—	—%
Total		220	15,655,675	100.0%			103	8,629,245	100.0%

1Includes joint venture properties and excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 19

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2021	747	2,503,654	18.7%	1	83,318	10.0%	748	2,586,972	18.2%	17.6%
2022	560	1,878,354	14.0%	1	58,285	7.0%	561	1,936,639	13.6%	14.0%
2023	483	1,876,773	14.0%	—	—	—%	483	1,876,773	13.2%	13.8%
2024	443	2,067,938	15.4%	1	63,000	7.6%	444	2,130,938	15.0%	14.7%
2025	386	1,763,411	13.2%	2	91,561	11.0%	388	1,854,972	13.0%	13.1%
2026	145	558,151	4.2%	—	—	—%	145	558,151	3.9%	3.6%
2027	123	588,823	4.4%	1	156,245	18.8%	124	745,068	5.2%	6.3%
2028	117	693,704	5.2%	1	35,419	4.2%	118	729,123	5.1%	4.7%
2029	109	637,873	4.8%	4	303,370	36.4%	113	941,243	6.6%	6.4%
2030	107	442,410	3.3%	1	19,732	2.4%	108	462,142	3.3%	3.1%
Thereafter	84	380,860	2.8%	1	21,309	2.6%	85	402,169	2.9%	2.7%
Total leased	3,304	13,391,951	85.8%	13	832,239	100.0%	3,317	14,224,190	86.6%	100.0%
Total building		15,600,436	100.0%		832,239	100.0%		16,432,675	100.0%
WALTR (months) [3]		44.0			73.1			45.7
WALT (months) [3]		85.2			142.8			88.7

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,767	—	>100,000	39.5%	6,487,282	144,162	45
2,501 - 5,000	818	—	<100,000 and >75,000	25.2%	4,147,738	86,411	48
5,001 - 7,500	266	—	<75,000 and >50,000	17.2%	2,819,778	62,662	45
7,501 - 10,000	152	—	<50,000 and >25,000	15.7%	2,577,600	39,055	66
10,001 +	301	13	<25,000	2.4%	400,277	17,403	23
Total Leases	3,304	13	Total	100.0%	16,432,675	72,391	227

1Includes joint venture properties and excludes land held for development, construction in progress, Memphis Redevelopment, corporate property and assets classified as held for sale.
2Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and straight-line rent.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.
4The average lease size in the multi-tenant properties is 4,053 square feet.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 20

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Multi-tenant
Number of properties	158	156	161	157	157	149
Total building square feet	12,167,287	11,984,473	12,519,841	12,243,069	12,243,069	11,675,944
Period end % occupied	87.6%	87.6%	87.7%	87.9%	88.3%	87.6%
Single-tenant
Number of properties	12	12	12	14	14	14
Total building square feet	810,930	810,930	810,930	1,196,930	1,196,930	1,252,198
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Number of properties	170	168	173	171	171	163
Total building square feet	12,978,217	12,795,403	13,330,771	13,439,999	13,439,999	12,928,142
Period end % occupied	88.4%	88.4%	88.4%	89.0%	89.3%	88.8%

PROPERTIES NOT IN SAME STORE
	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Acquisitions [2]
Number of properties	42	31	26	31	24	30
Total building square feet	2,178,267	1,667,990	1,455,265	1,826,029	1,487,251	1,935,189
Period end % occupied	89.2%	91.4%	89.2%	86.9%	86.1%	90.1%
Development completions
Number of properties	1	1	1	1	—	—
Total building square feet	151,031	151,031	151,031	151,031	—	—
Period end % occupied	60.5%	60.5%	60.5%	20.2%	—%	—%
% leased	60.5%	60.5%	60.5%	60.0%	—%	—%
Reposition [3]
Number of properties	10	11	10	9	9	11
Total building square feet	799,764	859,004	523,159	429,167	429,167	567,252
Period end % occupied	61.0%	62.1%	46.9%	41.9%	41.9%	36.0%
Joint Venture
Number of properties	4	—	—	—	—	—
Total building square feet	325,396	—	—	—	—	—
Period end % occupied	72.4%	—%	—%	—%	—%	—%
% leased	87.4%	—%	—%	—%	—%	—%

TOTAL PROPERTIES
	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Number of properties	227	211	210	212	204	204
Total building square feet	16,432,675	15,473,428	15,460,226	15,846,226	15,356,417	15,430,583
Period end % occupied	86.6%	87.0%	86.8%	86.8%	87.7%	87.0%

1Includes joint venture properties and excludes land held for development, construction in progress, Memphis Redevelopment, corporate property and assets classified as held for sale.
2Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.
3Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters. In addition, the Company reclassified a property to reposition during third quarter of 2020 due to strategic reposition. This reclassification is described in more detail in Trends and Matters Impacting Operating Results of the Company's 2020 Form 10-K.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 21

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning September 30, 2020	211	13,459,634	15,473,428	87.0%	168	11,311,096	12,795,403	88.4%
Portfolio activity
Acquisitions [1]	16	805,362	959,247	84.0%	NA	NA	NA	NA
Re/development completions	—	—	—	—%	—	—	—	—%
Dispositions [2]	—	—	—	—%	—	—	—	—%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	1	123,574	123,574	100.0%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	1	38,560	59,240	65.1%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	227	14,264,996	16,432,675	86.8%	170	11,473,230	12,978,217	88.4%
Leasing activity
New leases/expansions	NA	120,216	NA	NA	NA	103,573	NA	NA
Move-outs/contractions	NA	(161,022)	NA	NA	NA	(109,547)	NA	NA
Net absorption	NA	(40,806)	NA	NA	NA	(5,974)	NA	NA
Ending December 31, 2020	227	14,224,190	16,432,675	86.6%	170	11,467,256	12,978,217	88.4%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning December 31, 2019	204	13,462,442	15,356,417	87.7%	171	12,001,733	13,439,999	89.3%
Portfolio activity
Acquisitions [1]	29	1,330,159	1,527,834	87.1%	NA	NA	NA	NA
Re/development completions	1	30,445	151,031	20.2%	—	—	—	—%
Dispositions [2]	(7)	(465,069)	(602,607)	77.2%	(5)	(462,855)	(494,996)	93.5%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	6	395,265	417,430	94.7%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	1	38,560	59,240	65.1%
Reposition from same store	NA	NA	NA	NA	(3)	(381,259)	(443,456)	86.0%
	227	14,357,977	16,432,675	87.4%	170	11,591,444	12,978,217	89.3%
Leasing activity
New leases/expansions	NA	538,514	NA	NA	NA	370,673	NA	NA
Move-outs/contractions	NA	(672,301)	NA	NA	NA	(494,861)	NA	NA
Net absorption	NA	(133,787)	NA	NA	NA	(124,188)	NA	NA
Ending December 31, 2020	227	14,224,190	16,432,675	86.6%	170	11,467,256	12,978,217	88.4%

1Includes joint venture properties.
2Includes properties reclassified as held for sale.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 22

Same Store Leasing Statistics [1]

	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Average in-place contractual increases
Multi-tenant	2.91%	2.90%	2.89%	2.89%	2.90%	2.93%	2.91%	2.91%
Single-tenant	2.27%	2.27%	2.13%	2.10%	2.10%	2.12%	2.43%	2.46%
	2.86%	2.85%	2.83%	2.79%	2.80%	2.82%	2.84%	2.85%
Multi-tenant renewals
Cash leasing spreads	2.8%	4.5%	4.5%	4.4%	4.2%	3.3%	5.0%	3.3%
Tenant retention rate	84.2%	85.1%	84.6%	84.0%	86.6%	90.2%	87.4%	85.5%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	2.22%	2.33%	1.30%	12.07%	1.95%	3.04%
Fixed	2.99%	94.57%	2.65%	38.54%	2.98%	90.50%
Non-annual increase (annualized)
CPI	1.16%	0.34%	0.50%	4.78%	0.81%	0.66%
Fixed	1.43%	1.80%	2.40%	44.61%	2.07%	4.91%
No increase
Term > 1 year	—%	0.96%	—%	—%	—%	0.89%
Total [2]	2.91%	100.00%	2.27%	100.00%	2.86%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	51.2%	83.0%	53.5%
Physician and other	48.8%	17.0%	46.5%

Lease structure
Gross	10.8%	—%	10.1%
Modified gross	29.6%	—%	27.5%
Net	59.6%	—%	55.3%
Absolute net [3]	—%	100.0%	7.1%

Ownership type
Ground lease	62.3%	15.6%	59.4%
Fee simple	37.7%	84.4%	40.6%

1Excludes recently acquired or disposed properties, construction in progress, Memphis Redevelopment, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Excludes leases with terms of one year or less.
3Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 23

Same Store Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

	2020	4Q 2020	3Q 2020	2Q 2020	1Q 2020	2019	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Multi-tenant
Revenues	$386,401	$96,781	$97,684	$94,915	$97,021	$380,674	$95,944	$96,025	$94,931	$93,774
Expenses	154,008	38,149	39,598	37,064	39,197	152,825	38,243	39,388	37,852	37,342
Cash NOI	$232,393	$58,632	$58,086	$57,851	$57,824	$227,849	$57,701	$56,637	$57,079	$56,432
Revenue per occ SF [2]	$36.10	$36.32	$36.60	$35.44	$36.08	$35.35	$35.64	$35.66	$35.31	$34.86
Margin	60.1%	60.6%	59.5%	61.0%	59.6%	59.9%	60.1%	59.0%	60.1%	60.2%
Average occupancy	88.0%	87.6%	87.8%	88.0%	88.4%	88.5%	88.5%	88.5%	88.4%	88.4%
Number of properties	158	158	158	158	158	158	158	158	158	158
Single-tenant
Revenues	$26,240	$6,821	$6,662	$6,224	$6,533	$25,706	$6,495	$6,503	$6,491	$6,217
Expenses	2,248	582	629	425	612	2,234	601	633	604	396
Cash NOI	$23,992	$6,239	$6,033	$5,799	$5,921	$23,472	$5,894	$5,870	$5,887	$5,821
Revenue per occ SF [2]	$32.36	$33.64	$32.86	$30.70	$32.22	$31.70	$32.03	$32.07	$32.01	$30.66
Average occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Number of properties	12	12	12	12	12	12	12	12	12	12
Total
Revenues	$412,641	$103,602	$104,346	$101,139	$103,554	$406,380	$102,439	$102,528	$101,422	$99,991
Expenses	156,256	38,731	40,227	37,489	39,809	155,059	38,844	40,021	38,456	37,738
Cash NOI	$256,385	$64,871	$64,119	$63,650	$63,745	$251,321	$63,595	$62,507	$62,966	$62,253
Revenue per occ SF [2]	$35.84	$36.13	$36.33	$35.11	$35.81	$35.10	$35.38	$35.41	$35.08	$34.57
Margin	62.1%	62.6%	61.4%	62.9%	61.6%	61.8%	62.1%	61.0%	62.1%	62.3%
Average occupancy	88.7%	88.4%	88.5%	88.8%	89.1%	89.2%	89.2%	89.2%	89.1%	89.2%
Number of properties	170	170	170	170	170	170	170	170	170	170

SAME STORE GROWTH
	YEAR-OVER-YEAR
	2020	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Multi-tenant
Revenue per occ SF [2]	2.1%	1.9%	2.6%	0.4%	3.5%
Avg occupancy (bps)	-50	-90	-80	-30	—
Revenues	1.5%	0.9%	1.7%	—%	3.5%
Expenses	0.8%	(0.2%)	0.5%	(2.1%)	5.0%
Cash NOI	2.0%	1.6%	2.6%	1.4%	2.5%
Single-tenant
Cash NOI	2.2%	5.9%	2.8%	(1.5%)	1.7%
Total
Revenues	1.5%	1.1%	1.8%	(0.3%)	3.6%
Cash NOI	2.0%	2.0%	2.6%	1.1%	2.4%

1Excludes recently acquired or disposed properties, development completions, construction in progress, Memphis Redevelopment, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Net income (loss)	($15,863)	$8,230	$75,513	$4,315	$27,210	$2,601	$4,484	$4,891
Other income (expense)	35,284	11,969	(53,959)	13,927	(6,218)	13,981	15,354	13,564
General and administrative expense	7,206	7,299	7,434	8,766	7,669	10,802	7,845	8,510
Depreciation and amortization expense	48,104	47,143	47,691	47,497	46,134	45,137	43,926	42,662
Other expenses [1]	2,919	2,364	2,185	3,365	2,200	2,079	1,965	1,768
Straight-line rent expense	369	373	374	375	378	383	387	391
Straight-line rent revenue	(1,013)	(915)	(764)	(1,043)	(1,167)	(770)	(395)	(668)
Other revenue [2]	(2,145)	(1,609)	(1,660)	(2,004)	(1,430)	(1,726)	(1,447)	(1,468)
Joint venture property cash NOI	135	19	1	78	86	75	95	78
Cash NOI	$74,996	$74,873	$76,815	$75,276	$74,862	$72,562	$72,214	$69,728
Acquisitions/development completions	(9,046)	(8,024)	(6,918)	(5,619)	(4,564)	(3,009)	(1,853)	(64)
Dispositions/other	84	(1,528)	(4,617)	(4,402)	(5,128)	(5,461)	(5,512)	(5,653)
Joint venture property cash NOI	(135)	(19)	(1)	(78)	(86)	(75)	(95)	(78)
Same store cash NOI and reposition	65,899	65,302	65,279	65,177	65,084	64,017	64,754	63,933
Reposition	(1,028)	(1,183)	(1,629)	(1,432)	(1,489)	(1,510)	(1,788)	(1,680)
Same store cash NOI	$64,871	$64,119	$63,650	$63,745	$63,595	$62,507	$62,966	$62,253

TOP DOWN RECONCILIATION
	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Property operating before rent concessions	$117,215	$115,616	$111,676	$112,022	$108,029	$106,319	$103,245	$99,607
Rent concessions	(660)	(695)	(600)	(874)	(493)	(514)	(427)	(625)
Property operating	116,555	114,921	111,076	111,148	107,536	105,805	102,818	98,982
Single-tenant net lease	6,309	7,548	10,518	10,453	10,735	11,165	11,138	11,046
Straight-line rent revenue	1,013	915	764	1,043	1,167	770	395	668
Rental income	123,877	123,384	122,358	122,644	119,438	117,740	114,351	110,696
Property lease guaranty income	—	—	—	—	—	—	—	128
Parking income	1,678	1,764	1,227	2,051	1,982	1,935	1,870	1,734
Exclude straight-line rent revenue	(1,013)	(915)	(764)	(1,043)	(1,167)	(770)	(395)	(668)
Exclude other non-cash revenue [3]	(1,820)	(1,505)	(1,555)	(1,892)	(1,326)	(1,601)	(1,350)	(1,369)
Revenue	122,722	122,728	121,266	121,760	118,927	117,304	114,476	110,521
Property operating expense	(50,210)	(50,171)	(46,580)	(49,552)	(46,214)	(46,777)	(44,286)	(42,725)
Exclude non-cash expenses [4]	2,349	2,297	2,128	2,990	2,063	1,960	1,929	1,854
Joint venture property cash NOI	135	19	1	78	86	75	95	78
Cash NOI	$74,996	$74,873	$76,815	$75,276	$74,862	$72,562	$72,214	$69,728
Acquisitions/development completions	(9,046)	(8,024)	(6,918)	(5,619)	(4,564)	(3,009)	(1,853)	(64)
Dispositions/other	84	(1,528)	(4,617)	(4,402)	(5,128)	(5,461)	(5,512)	(5,653)
Joint venture property cash NOI	(135)	(19)	(1)	(78)	(86)	(75)	(95)	(78)
Same store cash NOI and reposition	65,899	65,302	65,279	65,177	65,084	64,017	64,754	63,933
Reposition	(1,028)	(1,183)	(1,629)	(1,432)	(1,489)	(1,510)	(1,788)	(1,680)
Same store cash NOI	$64,871	$64,119	$63,650	$63,745	$63,595	$62,507	$62,966	$62,253

1Includes acquisition and pursuit costs, bad debt, above and below market ground lease intangible amortization, and leasing commission amortization.
2Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees and tenant improvement overage amortization.
3Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees and TI amortization.
4Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 25

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF QTR AND TTM ENDED 12/31/2020 - CASH NOI
	Q4 2020	Q4 2019	% CHANGE	2020	2019	% CHANGE
Same store cash NOI	$64,871	$63,595	2.0%	$256,385	$251,321	2.0%
Reposition	1,028	1,489	(31.0%)	5,272	6,467	(18.5%)
	$65,899	$65,084	1.3%	$261,657	$257,788	1.5%
Acquisitions/development completions	9,046	4,564	98.3%	29,607	9,490	212.1%
Dispositions/other	(84)	5,128	(101.6%)	10,463	21,754	(51.9%)
Joint venture property cash NOI	135	86	57.1%	233	334	(30.1%)
Cash NOI	$74,996	$74,862	0.2%	$301,960	$289,366	4.4%

RECONCILIATION OF NOI TO FFO AND NORMALIZED FFO
	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Cash NOI	$74,996	$74,873	$76,815	$75,276	$74,862	$72,562	$72,214	$69,728
General and administrative expense	(7,206)	(7,299)	(7,434)	(8,766)	(7,669)	(10,802)	(7,845)	(8,510)
Straight-line rent	1,013	915	764	1,043	1,167	770	395	668
Interest and other income (expense), net	140	74	250	93	7	13	(750)	19
Management fees and other income	325	104	105	112	103	124	96	99
Other non-cash revenue [1]	1,820	1,505	1,555	1,892	1,326	1,601	1,350	1,369
Other non-cash expenses [2]	(2,349)	(2,297)	(2,128)	(2,990)	(2,063)	(1,960)	(1,929)	(1,854)
Unconsolidated JV adjustments	(73)	(5)	(37)	(9)	(8)	(8)	(8)	(8)
Debt Covenant EBITDA	$68,666	$67,870	$69,890	$66,651	$67,725	$62,300	$63,523	$61,511
Interest expense	(13,618)	(14,154)	(14,442)	(13,960)	(13,816)	(14,181)	(13,850)	(13,588)
Loss on extinguishment of debt	(21,503)	—	—	—	—	—	—	—
Acquisition and pursuit costs	(939)	(440)	(431)	(750)	(515)	(501)	(422)	(305)
Leasing commission amortization [3]	2,033	1,971	1,795	1,893	1,667	1,547	1,505	1,404
Non-real estate depreciation and amortization	(886)	(899)	(909)	(859)	(838)	(838)	(829)	(763)
Unconsolidated JV adjustments	(8)	—	—	—	—	—	—	—
FFO	$33,745	$54,348	$55,903	$52,975	$54,223	$48,327	$49,927	$48,259
Acquisition and pursuit costs	939	440	431	750	515	501	422	305
Lease intangible amortization	(4)	(35)	(16)	745	4	5	54	84
Accelerated amortization of restricted stock awards	—	—	—	—	—	2,854	—	—
Debt financing costs	21,920	—	—	—	—	—	760	—
Unconsolidated JV normalizing items	16	—	—	—	—	—	—	—
Normalized FFO	$56,616	$54,753	$56,318	$54,470	$54,742	$51,687	$51,163	$48,648

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 26

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	TTM	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Net income (loss)	$72,195	($15,863)	$8,230	$75,513	$4,315
Interest expense	56,174	13,618	14,154	14,442	13,960
Depreciation and amortization	190,435	48,104	47,143	47,691	47,497
Unconsolidated JV depreciation and amortization	563	323	80	80	80
EBITDA	$319,367	$46,182	$69,607	$137,726	$65,852
Other amortization [1]	7,692	2,033	1,971	1,795	1,893
(Gain) loss on sales of real estate properties	(70,361)	34	(2,177)	(68,267)	49
EBITDAre [2]	$256,698	$48,249	$69,401	$71,254	$67,794
EBITDA	$319,367	$46,182	$69,607	$137,726	$65,852
Acquisition and pursuit costs	2,560	939	440	431	750
(Gain) loss on sales of real estate properties	(70,361)	34	(2,177)	(68,267)	49
Loss on extinguishment of debt	21,503	21,503	—	—	—
Unconsolidated JV adjustments	8	8	—	—	—
Debt Covenant EBITDA	$273,077	$68,666	$67,870	$69,890	$66,651
Other amortization [1]	7,692	2,033	1,971	1,795	1,893
Lease intangible amortization	690	(4)	(35)	(16)	745
Timing impact [3]	3,318	3,468	(887)	—	737
Stock based compensation	9,920	2,472	2,445	2,405	2,598
Unconsolidated JV adjustments	28	4	8	8	8
Adjusted EBITDA	$294,725	$76,639	$71,372	$74,082	$72,632

1Includes leasing commission amortization.
2Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”
3Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 27

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	4Q 2020
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	JOINT VENTURE	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI
MOB/outpatient	$60,576	$9,046	$135	$1,027	$3,650	$74,434	$297,736
Inpatient/Surgical	3,177	—	—	—	—	3,177	12,708
Office	1,118	—	—	—	—	1,118	4,472
Total Cash NOI	$64,871	$9,046	$135	$1,027	$3,650	$78,729	$314,916

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$27,226	As of February 5, 2021 [8]		139,746,677
Memphis Redevelopment	21,650
Construction in progress	—
	$48,876

OTHER ASSETS
Assets held for sale [5]	$23,000
Reposition properties (net book value) [3]	11,782
Cash and other assets [6]	123,475
	$158,257

DEBT		IMPLIED CAP RATE
Unsecured credit facility	$—		STOCK PRICE	IMPLIED CAP RATE
Unsecured term loan due 2024	200,000	As of 2/5/21	$30.80	5.40%
Unsecured term loan due 2026	150,000
Senior notes	1,150,000
Mortgage notes payable	117,221	4Q 2020 high	$32.26	5.21%
Remaining re/development funding	29,596	4Q 2020 low	$27.69	5.83%
Other liabilities [7]	91,837
	$1,738,654

1See Same Store Performance schedule on page 24 for details on same store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI.
3Reposition properties includes 10 properties which comprise 799,764 square feet. The NOI table above includes 9 of these properties comprising 705,772 square feet that generated positive NOI. The remaining property comprising 93,992 square feet generated negative NOI and are reflected at a net book value of $11.8 million above.
4Timing adjustments include current quarter acquisitions of $3.2 million as well as development completion adjustments of $0.5 million to reflect full quarterly stabilized NOI from a recently completed development.
5Assets held for sale includes four real estate properties that are excluded from same store NOI and reflect the contractual purchase price.
6Includes cash of $15.3 million, prepaid assets of $59.4 million, accounts receivable of $11.3 million, and prepaid ground leases of $24.5 million. In addition, includes the Company's occupied portion of its corporate headquarters of $13.0 million.
7Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $81.7 million, security deposits of $9.9 million, and deferred operating expense reimbursements of $0.2 million.
8Total shares outstanding do not reflect the shares associated with forward equity contracts. As of February 5, 2021, the Company had 1.8 million shares to be settled in the future under forward equity contracts.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 28

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

SAME STORE EXPECTATIONS
	2020		ACTUAL	EXPECTED 2021
	LOW	HIGH	Q4 2020	LOW	HIGH
Average Occupancy
Multi-tenant	87.5%	88.5%	88.0%	87.5%	88.5%
Single-tenant	100.0%	100.0%	100.0%	100.0%	100.0%
Revenue per occupied square foot
Multi-tenant	$35.50	$36.50	$36.10	$36.75	$37.50
Single-tenant [1]	$31.50	$32.50	$32.36	$33.25	$34.00
Multi-tenant cash NOI margin	59.5%	60.5%	60.1%	60.0%	61.0%
Multi-tenant cash leasing spreads	3.0%	4.5%	2.8%	3.0%	4.0%
Multi-tenant lease retention rate	75.0%	90.0%	84.2%	75.0%	90.0%
Cash NOI growth
Multi-tenant	1.5%	2.5%	2.0%	2.0%	3.0%
Single-tenant	1.7%	2.5%	2.2%	3.0%	5.0%
Total	1.5%	2.5%	2.0%	2.0%	3.0%

ANNUAL EXPECTATIONS
	LOW	HIGH	2020	LOW	HIGH
Normalized G&A	$31,000	$32,000	$30,704	$33,000	$36,000
Straight-line rent, net [2]	1,500	3,000	2,215	3,000	5,000
Funding activity
Acquisitions	400,000	475,000	546,853	300,000	500,000
Dispositions	(4,987)	(50,000)	(4,987)	(50,000)	(100,000)
Mercy disposition	(244,456)	(244,456)	(244,456)	NA	NA
Re/development	20,000	30,000	26,493	20,000	40,000
1st generation TI and acq. capex	18,000	23,000	20,520	20,000	30,000
2nd generation TI	24,000	30,000	26,209	28,000	34,000
Leasing commissions paid	7,000	11,000	10,369	10,000	14,000
Capital expenditures	15,000	20,000	21,758	18,000	23,000
Total maintenance capex	46,000	61,000	58,336	56,000	71,000

Cash yield
Acquisitions	5.0%	5.8%	5.5%	5.0%	5.8%
Dispositions	3.0%	4.0%	3.9%	5.0%	6.0%
Mercy disposition	7.5%	7.5%	7.5%	NA	NA
Re/development (stabilized)	6.0%	7.5%	NA	6.0%	7.5%
Leverage (debt/cap)	32.0%	36.0%	33.9%	32.0%	36.0%
Net debt to adjusted EBITDA	5.0x	5.5x	5.2x	5.0x	5.5x

1Pre-COVID range was adjusted to reflect the impact of the Mercy disposition.
2This guidance range is based on current in-place leases.

HEALTHCARE REALTY	4Q 2020 SUPPLEMENTAL INFORMATION 29